Exhibit 32.2



CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Worldwide Manufacturing USA, Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2005 (the "Report"), I, John Ballard, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


1) The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and


2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.



/s/ John Ballard


John Ballard, Chief Financial Officer


May 16, 2005